UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                ________________
                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                        Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)    December 12, 2005
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                          GENELABS TECHNOLOGIES, INC.
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               (Exact Name of Registrant as Specified in Charter)


           California                  0-19222             94-3010150
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  (State or Other Jurisdiction       (Commission          (IRS Employer
        of Incorporation)            File Number)       Identification No.)

     505 Penobscot Drive, Redwood City, California            94063
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       (Address of principal executive offices)             (Zip Code)

Registrant's telephone number, including area code        (650) 369-9500
                                                        -----------------------

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         (Former name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

On December 12, 2005, the results of a large Phase II clinical trial ("Study HEV003") of a vaccine designed to prevent infection with the hepatitis E virus ("HEV") were presented by representatives of the Walter Reed Army Institute of Research ("WRAIR") at the American Society of Tropical Medicine and Hygiene's 54th Annual Meeting. Study HEV003 was conducted by WRAIR, the Royal Nepal Army, the U.S. National Institutes of Health and GlaxoSmithKline Biologicals ("GSK") under a U.S. Investigational New Drug (IND) exemption. Genelabs Technologies, Inc. ("Genelabs") did not participate in Study HEV003 or the presentation of the data at the meeting. The Study HEV003 results presented by WRAIR indicated that in the clinical trial, the investigational vaccine was 96% effective in preventing disease caused by HEV, with a total of 69 confirmed cases of hepatitis E occurring among individuals who had received all three doses of the investigational HEV vaccine or the placebo. Of these cases, 66 occurred among placebo recipients and 3 occurred among vaccine recipients. In addition, the data presented indicated that the vaccine was well tolerated, with no significant adverse safety events attributed to the vaccine during the course of the study.

GSK developed the vaccine under a license from Genelabs. In November 2004, Genelabs received a $750,000 milestone payment from GSK based on the preliminary results of Study HEV003.

This Report on Form 8-K contains forward-looking statements including statements regarding the possible safety and efficacy of the investigational vaccine for the hepatitis E virus and the possible future development and sale of the vaccine. These forward-looking statements are based on Genelabs' current expectations and are subject to uncertainties and risks that could cause actual results to differ materially from the statements made. Uncertainties and risks include, without limitation, decisions by GSK, the WRAIR and others regarding the further testing, development or commercialization of the vaccine or publication of the study, problems in initiating or conducting manufacturing or further clinical studies; adverse clinical events; failures or setbacks in our collaboration with GSK; progress and announcements by competitors regarding their HEV programs; and regulatory problems or delays. Please see the information appearing in Genelabs' filings with the Securities and Exchange Commission, including our most recent Annual Report on Form 10-K, under the captions "Risk Factors" and "Forward-Looking Statements" for more discussion regarding these uncertainties and risks and others associated with the company's research programs, early stage of development and other risks which may affect the company or cause actual results to differ from those included in the forward-looking statements. Genelabs does not undertake any obligation to update these forward-looking statements or risks to reflect events or circumstances after the date of this release.

                                   SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                             GENELABS TECHNOLOGIES, INC.


                                             By: /s/ Matthew M. Loar
                                               ----------------------------
                                             Name:  Matthew M. Loar
                                             Title: Chief Financial Officer
Date:  December 13, 2005